UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	The Audit Committee (the “Committee”) of the Board of Directors of Medbox, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Committee invited several public accounting firms to participate in this process. As a result of this process, the Committee approved the appointment of Marcum LLP (“Marcum”) on February 2, 2015 and, on February 5, 2015 the Company retained Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. This action effectively dismissed Q Accountancy Corporation as the Company’s independent registered public accounting firm, other than with regard to any restatement of the Company’s financial statements for periods prior to the fiscal year ending December 31, 2014. Q Accountancy Corporation has not reviewed or performed any additional procedures with regard to the outcome of this matter as of February 5, 2015.

The reports of Q Accountancy Corporation on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through February 5, 2015, there were no disagreements with Q Accountancy Corporation on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Q Accountancy Corporation, would have caused Q Accountancy Corporation to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2012, or in the subsequent period through February 5, 2015. The Company has provided a copy of the foregoing disclosures to Q Accountancy Corporation and requested that Q Accountancy Corporation furnish it with a letter addressed to the Securities and Exchange Commission stating whether Q Accountancy Corporation agrees with the above statements. A copy of Q Accountancy Corporation’s letter, dated February 5, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b)	During the two fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through February 5, 2015, the Company has not consulted with Marcum with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Q Accountancy Corporation to the Securities and Exchange Commission dated February 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: February 6, 2015	By:	/s/ C. Douglas Mitchell
	Name:	C. Douglas Mitchell
	Title:	Chief Financial Officer